Exhibit 99.1
December 17, 2019

Ceridian Revenue Trend

U.S. GAAP, U.S. Dollars in millions, as reported (Actual Average USD to CAD FX rate, as stated by quarter below)

		2018					2019		
		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
1	*Average USD to CAD FX Rates*	*1.26*	*1.29*	*1.31*	*1.32*	*1.30*	*1.33*	*1.34*	*1.32*
2	*YoY[1] % change in FX Rates*	*(4.4)%*	*(4.0)%*	*4.3%*	*4.1%*	*(0.1)%*	*5.1%*	*3.6%*	*1.1%*
3	**Revenue - GAAP**								
4	**Dayforce recurring services, excluding float**	**$ 67.9**	**$ 69.0**	**$ 73.3**	**$ 78.0**	**$ 288.2**	**$ 87.6**	**$ 89.4**	**$ 97.6**
5	YoY growth $	21.3	20.6	18.9	18.5	79.3	19.7	20.4	24.3
6	YoY growth %	*45.7%*	*42.6%*	*34.7%*	*31.1%*	*38.0%*	*29.0%*	*29.6%*	*33.2%*
7	**Dayforce float**	**9.5**	**9.0**	**9.2**	**9.8**	**37.5**	**15.3**	**13.0**	**11.8**
8	YoY growth $	5.0	4.3	4.1	4.5	17.9	5.8	4.0	2.6
9	YoY growth %	*111.1%*	*91.5%*	*80.4%*	*84.9%*	*91.3%*	*61.1%*	*44.4%*	*28.3%*
10	**Dayforce recurring services**	**77.4**	**78.0**	**82.5**	**87.8**	**325.7**	**102.9**	**102.4**	**109.4**
11	YoY growth $	26.3	24.9	23.0	23.0	97.2	25.5	24.4	26.9
12	YoY growth %	*51.5%*	*46.9%*	*38.7%*	*35.5%*	*42.5%*	*32.9%*	*31.3%*	*32.6%*
13	**Powerpay recurring services, excluding float**	**19.5**	**18.4**	**18.1**	**22.0**	**78.0**	**18.3**	**18.0**	**18.6**
14	YoY growth $	2.3	2.0	0.2	0.3	4.8	(1.2)	(0.4)	0.5
15	YoY growth %	*13.4%*	*12.2%*	*1.1%*	*1.4%*	*6.6%*	*(6.2)%*	*(2.2)%*	*2.8%*
16	**Powerpay float**	**3.0**	**2.8**	**2.9**	**3.3**	**12.0**	**3.2**	**2.9**	**3.0**
17	YoY growth $	0.8	0.5	0.4	0.4	2.1	0.2	0.1	0.1
18	YoY growth %	*36.4%*	*21.7%*	*16.0%*	*13.8%*	*21.2%*	*6.7%*	*3.6%*	*3.4%*
19	**Powerpay recurring services**	**22.5**	**21.2**	**21.0**	**25.3**	**90.0**	**21.5**	**20.9**	**21.6**
20	YoY growth $	3.1	2.5	0.6	0.7	6.9	(1.0)	(0.3)	0.6
21	YoY growth %	*16.0%*	*13.4%*	*2.9%*	*2.8%*	*8.3%*	*(4.4)%*	*(1.4)%*	*2.9%*
22	**Total Cloud recurring services**	**99.9**	**99.2**	**103.5**	**113.1**	**415.7**	**124.4**	**123.3**	**131.0**
23	YoY growth $	29.4	27.4	23.6	23.7	104.1	24.5	24.1	27.5
24	YoY growth %	*41.7%*	*38.2%*	*29.5%*	*26.5%*	*33.4%*	*24.5%*	*24.3%*	*26.6%*
25	**Dayforce professional services and other**	**26.7**	**27.8**	**27.9**	**29.4**	**111.8**	**29.9**	**32.1**	**34.3**
26	YoY growth $	5.7	4.9	2.5	1.7	14.8	3.2	4.3	6.4
27	YoY growth %	*27.1%*	*21.4%*	*9.8%*	*6.1%*	*15.3%*	*12.0%*	*15.5%*	*22.9%*
28	**Powerpay professional services and other**	**0.3**	**0.3**	**0.3**	**0.4**	**1.3**	**0.3**	**0.3**	**0.2**
29	YoY growth $	-	-	-	-	-	-	-	(0.1)
30	YoY growth %	-	-	-	-	-	-	-	*(33.3)%*
31	**Total Cloud professional services and other**	**27.0**	**28.1**	**28.2**	**29.8**	**113.1**	**30.2**	**32.4**	**34.5**
32	YoY growth $	5.7	4.9	2.5	1.7	14.8	3.2	4.3	6.3
33	YoY growth %	26.8%	21.1%	9.7%	6.0%	15.1%	11.9%	15.3%	22.3%
34	**Total Cloud revenue**	**126.9**	**127.3**	**131.7**	**142.9**	**528.8**	**154.6**	**155.7**	**165.5**
35	YoY growth $	35.1	32.3	26.1	25.4	118.9	27.7	28.4	33.8
36	YoY growth %	*38.2%*	*34.0%*	*24.7%*	*21.6%*	*29.0%*	*21.8%*	*22.3%*	*25.7%*
37	**Bureau recurring services, excluding float**	**55.9**	**46.5**	**42.3**	**47.1**	**191.8**	**42.6**	**35.8**	**32.9**
38	YoY growth $	(14.7)	(11.6)	(13.3)	(13.9)	(53.5)	(13.3)	(10.7)	(9.4)
39	YoY growth %	*(20.8)%*	*(20.0)%*	*(23.9)%*	*(22.8)%*	*(21.8)%*	*(23.8)%*	*(23.0)%*	*(22.2)%*
40	**Bureau float**	**5.1**	**4.4**	**3.7**	**4.3**	**17.5**	**5.8**	**4.4**	**3.5**
41	YoY growth $	0.4	0.2	(0.3)	0.2	0.5	0.7	-	(0.2)
42	YoY growth %	*8.5%*	*4.8%*	*(7.5)%*	*4.9%*	*2.9%*	*13.7%*	-	*(5.4)%*
43	**Total Bureau recurring revenue**	**61.0**	**50.9**	**46.0**	**51.4**	**209.3**	**48.4**	**40.2**	**36.4**
44	YoY growth $	(14.3)	(11.4)	(13.6)	(13.7)	(53.0)	(12.6)	(10.7)	(9.6)
45	YoY growth %	*(19.0)%*	*(18.3)%*	*(22.8)%*	*(21.0)%*	*(20.2)%*	*(20.7)%*	*(21.0)%*	*(20.9)%*
46	**Bureau professional services and other**	**0.9**	**0.8**	**0.4**	**0.5**	**2.6**	**0.7**	**0.4**	**0.4**
47	YoY growth $	(0.2)	(0.1)	(0.4)	(0.7)	(1.4)	(0.2)	(0.4)	-
48	YoY growth %	*(18.2)%*	*(11.1)%*	*(50.0)%*	*(58.3)%*	*(35.0)%*	*(22.2)%*	*(50.0)%*	-
49	**Total Bureau revenue**	**61.9**	**51.7**	**46.4**	**51.9**	**211.9**	**49.1**	**40.6**	**36.8**
50	YoY growth $	(14.5)	(11.5)	(14.0)	(14.4)	(54.4)	(12.8)	(11.1)	(9.6)
51	YoY growth %	*(19.0)%*	*(18.2)%*	*(23.2)%*	*(21.7)%*	*(20.4)%*	*(20.7)%*	*(21.5)%*	*(20.7)%*
52	**Total revenue**	**$ 188.8**	**$ 179.0**	**$ 178.1**	**$ 194.8**	**$ 740.7**	**$ 203.7**	**$ 196.3**	**$ 202.3**
53	YoY growth $	20.6	20.8	12.1	11.0	64.5	14.9	17.3	24.2
54	YoY growth %	*12.2%*	*13.1%*	*7.3%*	*6.0%*	*9.5%*	*7.9%*	*9.7%*	*13.6%*
55	**Total Dayforce revenue**	**$ 104.1**	**$ 105.8**	**$ 110.4**	**$ 117.2**	**$ 437.5**	**$ 132.8**	**$ 134.5**	**$ 143.7**
56	YoY growth $	32.0	29.8	25.5	24.7	112.0	28.7	28.7	33.3
57	YoY growth %	*44.4%*	*39.2%*	*30.0%*	*26.7%*	*34.4%*	*27.6%*	*27.1%*	*30.2%*
58	**Total Powerpay revenue**	**$ 22.8**	**$ 21.5**	**$ 21.3**	**$ 25.7**	**$ 91.3**	**$ 21.8**	**$ 21.2**	**$ 21.8**
59	YoY growth $	3.1	2.5	0.6	0.7	6.9	(1.0)	(0.3)	0.5
60	YoY growth %	*15.7%*	*13.2%*	*2.9%*	*2.8%*	*8.2%*	*(4.4)%*	*(1.4)%*	*2.3%*

[1] YoY represents year-over-year

December 17, 2019

Ceridian Revenue Trend

Constant Currency, U.S. Dollars in millions ($1.00 USD to $1.30 CAD)

		2018					2019		
		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
1	*USD to CAD FX Rates*	*1.30*	*1.30*	*1.30*	*1.30*	*1.30*	*1.30*	*1.30*	*1.30*
2	**Revenue - Constant Currency**								
3	**Dayforce recurring services, excluding float**	**$ 67.7**	**$ 69.0**	**$ 73.2**	**$ 78.1**	**$ 288.0**	**$ 87.9**	**$ 90.0**	**$ 97.7**
4	YoY growth $	21.0	20.4	19.1	18.8	79.3	20.2	21.0	24.5
5	YoY growth %	*45.0%*	*42.0%*	*35.3%*	*31.7%*	*38.0%*	*29.8%*	*30.4%*	*33.5%*
6	**Dayforce float**	**9.4**	**9.0**	**9.2**	**9.9**	**37.5**	**15.5**	**13.0**	**11.9**
7	YoY growth $	4.9	4.3	4.2	4.6	18.0	6.1	4.0	2.7
8	YoY growth %	*108.9%*	*91.5%*	*84.0%*	*86.8%*	*92.3%*	*64.9%*	*44.4%*	*29.3%*
9	**Dayforce recurring services**	**77.1**	**78.0**	**82.4**	**88.0**	**325.5**	**103.4**	**103.0**	**109.6**
10	YoY growth $	25.9	24.7	23.3	23.4	97.3	26.3	25.0	27.2
11	YoY growth %	*50.6%*	*46.3%*	*39.4%*	*36.2%*	*42.6%*	*34.1%*	*32.1%*	*33.0%*
12	**Powerpay recurring services, excluding float**	**18.9**	**18.2**	**18.3**	**22.5**	**77.9**	**18.7**	**18.5**	**19.0**
13	YoY growth $	1.3	1.2	1.1	1.3	4.9	(0.2)	0.3	0.7
14	YoY growth %	*7.4%*	*7.1%*	*6.4%*	*6.1%*	*6.7%*	*(1.1)%*	*1.6%*	*3.8%*
15	**Powerpay float**	**2.9**	**2.8**	**2.9**	**3.3**	**11.9**	**3.2**	**3.0**	**3.0**
16	YoY growth $	0.7	0.4	0.5	0.5	2.1	0.3	0.2	0.1
17	YoY growth %	*31.8%*	*16.7%*	*20.8%*	*17.9%*	*21.4%*	*10.3%*	*7.1%*	*3.4%*
18	**Powerpay recurring services**	**21.8**	**21.0**	**21.2**	**25.8**	**89.8**	**21.9**	**21.5**	**22.0**
19	YoY growth $	2.0	1.6	1.6	1.8	7.0	0.1	0.5	0.8
20	YoY growth %	*10.1%*	*8.2%*	*8.2%*	*7.5%*	*8.5%*	*0.5%*	*2.4%*	*3.8%*
21	**Total Cloud recurring services**	**98.9**	**99.0**	**103.6**	**113.8**	**415.3**	**125.3**	**124.5**	**131.6**
22	YoY growth $	27.9	26.3	24.9	25.2	104.3	26.4	25.5	28.0
23	YoY growth %	*39.3%*	*36.2%*	*31.6%*	*28.4%*	*33.5%*	*26.7%*	*25.8%*	*27.0%*
24	**Dayforce professional services and other**	**26.6**	**27.7**	**28.0**	**29.5**	**111.8**	**30.0**	**32.3**	**34.5**
25	YoY growth $	5.5	4.6	2.8	1.9	14.8	3.4	4.6	6.5
26	YoY growth %	*26.1%*	*19.9%*	*11.1%*	*6.9%*	*15.3%*	*12.8%*	*16.6%*	*23.2%*
27	**Powerpay professional services and other**	**0.3**	**0.3**	**0.3**	**0.4**	**1.3**	**0.3**	**0.3**	**0.3**
28	YoY growth $	-	-	-	-	-	-	-	-
29	YoY growth %	-	-	-	-	-	-	-	-
30	**Total Cloud professional services and other**	**26.9**	**28.0**	**28.3**	**29.9**	**113.1**	**30.3**	**32.6**	**34.8**
31	YoY growth $	5.5	4.6	2.8	1.9	14.8	3.4	4.6	6.5
32	YoY growth %	25.7%	19.7%	11.0%	6.8%	15.1%	12.6%	16.4%	23.0%
33	**Total Cloud revenue**	**125.8**	**127.0**	**131.9**	**143.7**	**528.4**	**155.6**	**157.1**	**166.4**
34	YoY growth $	33.4	30.9	27.7	27.1	119.1	29.8	30.1	34.5
35	YoY growth %	*36.1%*	*32.2%*	*26.6%*	*23.2%*	*29.1%*	*23.7%*	*23.7%*	*26.2%*
36	**Bureau recurring services, excluding float**	**55.5**	**46.4**	**42.3**	**47.4**	**191.6**	**42.9**	**36.0**	**33.1**
37	YoY growth $	(15.3)	(12.2)	(12.9)	(13.2)	(53.6)	(12.6)	(10.4)	(9.2)
38	YoY growth %	*(21.6)%*	*(20.8)%*	*(23.4)%*	*(21.8)%*	*(21.9)%*	*(22.7)%*	*(22.4)%*	*(21.7)%*
39	**Bureau float**	**5.0**	**4.4**	**3.8**	**4.3**	**17.5**	**5.8**	**4.5**	**3.5**
40	YoY growth $	0.2	0.2	(0.1)	0.2	0.5	0.8	0.1	(0.3)
41	YoY growth %	*4.2%*	*4.8%*	*(2.6)%*	*4.9%*	*2.9%*	*16.0%*	*0.0*	*(7.9)%*
42	**Total Bureau recurring revenue**	**60.5**	**50.8**	**46.1**	**51.7**	**209.1**	**48.7**	**40.5**	**36.6**
43	YoY growth $	(15.1)	(12.0)	(13.0)	(13.0)	(53.1)	(11.8)	(10.3)	(9.5)
44	YoY growth %	*(20.0)%*	*(19.1)%*	*(22.0)%*	*(20.1)%*	*(20.3)%*	*(19.5)%*	*(20.3)%*	*(20.6)%*
45	**Bureau professional services and other**	**0.9**	**0.8**	**0.4**	**0.5**	**2.6**	**0.7**	**0.4**	**0.4**
46	YoY growth $	(0.2)	(0.1)	(0.5)	(0.7)	(1.5)	(0.2)	(0.4)	-
47	YoY growth %	*(18.2)%*	*(11.1)%*	*(55.6)%*	*(58.3)%*	*(36.6)%*	*(22.2)%*	*(50.0)%*	-
48	**Total Bureau revenue**	**61.4**	**51.6**	**46.5**	**52.2**	**211.7**	**49.4**	**40.9**	**37.0**
49	YoY growth $	(15.3)	(12.1)	(13.5)	(13.7)	(54.6)	(12.0)	(10.7)	(9.5)
50	YoY growth %	*(19.9)%*	*(19.0)%*	*(22.5)%*	*(20.8)%*	*(20.5)%*	*(19.5)%*	*(20.7)%*	*(20.4)%*
51	**Total revenue**	**$ 187.2**	**$ 178.6**	**$ 178.4**	**$ 195.9**	**$ 740.1**	**$ 205.0**	**$ 198.0**	**$ 203.4**
52	YoY growth $	18.1	18.8	14.2	13.4	64.5	17.8	19.4	25.0
53	YoY growth %	*10.7%*	*11.8%*	*8.6%*	*7.3%*	*9.5%*	*9.5%*	*10.9%*	*14.0%*
54	**Total Dayforce revenue**	**$ 103.7**	**$ 105.7**	**$ 110.4**	**$ 117.5**	**$ 437.3**	**$ 133.4**	**$ 135.3**	**$ 144.1**
55	YoY growth $	31.4	29.3	26.1	25.3	112.1	29.7	29.6	33.7
56	YoY growth %	*43.4%*	*38.4%*	*31.0%*	*27.4%*	*34.5%*	*28.6%*	*28.0%*	*30.5%*
57	**Total Powerpay revenue**	**$ 22.1**	**$ 21.3**	**$ 21.5**	**$ 26.2**	**$ 91.1**	**$ 22.2**	**$ 21.8**	**$ 22.3**
58	YoY growth $	2.0	1.6	1.6	1.8	7.0	0.1	0.5	0.8
59	YoY growth %	*10.0%*	*8.1%*	*8.0%*	*7.4%*	*8.3%*	*0.5%*	*2.3%*	*3.7%*

[1] YoY represents year-over-year